Exhibit 99.1


                        UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF DELAWARE

In re: Sea Containers Ltd., et al.       Case No.     06-11156 (KJC)
                                         Reporting Period: November 1, 2006
                                                           - November 30, 2006

                           MONTHLY OPERATING REPORT
           File with Court and submit copy to United States Trustee
                   within 20 days after end of each month**

Submit copy of report to any official committee appointed in the case.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Document           Explanation
REQUIRED DOCUMENTS                                                          Form No.        Attached             Attached
-----------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                            MOR-1                    x
-----------------------------------------------------------------------------------------------------------------------------------
  Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR-1 (CONT)             x
-----------------------------------------------------------------------------------------------------------------------------------
  Copies of bank statements
-----------------------------------------------------------------------------------------------------------------------------------
  Cash disbursements journals
-----------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                MOR-2                    x
-----------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                          MOR-3                    x
-----------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                           MOR-4                    x
-----------------------------------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt
-----------------------------------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period
-----------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                   MOR-4                    x
-----------------------------------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                           MOR-5                    x
-----------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                   MOR-5                    x
-----------------------------------------------------------------------------------------------------------------------------------


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Sea Containers Ltd.
---------------------------------------
Signature of Debtor                      Date January 17, 2007



---------------------------------------
Signature of Joint Debtor


/s/ Ian Charles Durant
---------------------------------------
Signature of Authorized Individual       Date January 17, 2007


IAN CHARLES DURANT
---------------------------------------
Printed Name of Authorized Individual    Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
** As agreed with the US Trustee office, MORs will be filed the 30th after each Month
                                                                      FORM MOR
                                                                 (9/99)

                          SEA CONTAINERS LTD., et al.
                       INDEX TO MONTHLY OPERATING REPORT


Description                                                              Pages
-----------                                                              -----

General Notes to Monthly Operating Report .............................    1-2

Schedule of Cash Receipts and Disbursements for Sea Containers Ltd.
listing bank account details with month end period balances............    3-4

Schedule of Cash Receipts and Disbursements for Sea Containers
Services Ltd. listing bank account details with month end
period balances........................................................      5

Bank Reconciliation Attestation........................................      6

Balance Sheet and Statement of Operations for Sea Containers Ltd.......    7-9

Balance Sheet and Statement of Operations for Sea Containers
Services Ltd ..........................................................  10-12

Balance Sheet for Sea Containers Caribbean Inc.........................  13-14

Schedule of Intercompany Activity for Sea Containers Ltd...............  15-16

Schedule of Intercompany Activity for Sea Containers Services Ltd......     17

Tax Attestation .......................................................     18

Statement Regarding Insurance Policies ................................     18

Schedule of Accounts Receivable and Aging for Sea Containers Ltd.......     19

Schedule of Accounts Receivable and Aging for Sea Containers
Services Ltd ..........................................................     20

Schedule of Post-Petition Aged Creditors for Sea Containers Ltd........     21

Schedule of Post-Petition Aged Creditors for Sea Containers Services
Ltd....................................................................     22

Debtors Questionnaire .................................................     23

                          SEA CONTAINERS LTD., et al
                    MONTHLY OPERATING REPORT, NOVEMBER 2006

NOTES TO MONTHLY OPERATING REPORT

General
-------

For financial reporting purposes, Sea Containers Ltd. prepares consolidated financial statements relating to Sea Containers Ltd. and its affiliates and subsidiaries (the "Sea Containers Group") that are filed with the Securities and Exchange Commission (the "SEC"). Unlike the consolidated financial statements, the financial statements in this report reflect only the assets and liabilities of each individual Debtor (as defined below).

The information furnished in this report includes primarily normal recurring adjustments and reflects all adjustments which are, in the opinion of management, necessary for a fair presentation of such financial information. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.

The financial statements in this report represent the company's internal accounting, on an unaudited and uncertified basis. As of November 30, 2006, Sea Containers Ltd. has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 31, 2006. The certification and audit process may result in adjustments to the stated assets and liabilities.

Chapter 11 Reorganization Proceedings
-------------------------------------

On October 15, 2006 (the "Petition Date"), Sea Containers Ltd., Sea Containers Services Ltd. and Sea Containers Caribbean Inc. (each a "Debtor" and collectively, the "Debtors") each filed a voluntary petition for relief under chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The cases were consolidated for the purpose of joint administration. The Debtors are operating their businesses as debtors-in-possession ("DIP") pursuant to the Bankruptcy Code. An official committee of unsecured creditors has been appointed (the "Committee").

Pursuant to the provisions of the Bankruptcy Code, all actions to collect upon any of the Debtors' liabilities as of the Petition Date or to enforce pre-petition contractual obligations are automatically stayed. Absent approval from the Bankruptcy Court, the Debtors are prohibited from paying pre-petition obligations. In addition, as a consequence of the chapter 11 filing, pending litigation against the Debtors is generally stayed, and no party may take any action to collect pre-petition claims except pursuant to an order of the Bankruptcy Court. However, the Debtors have requested that the Bankruptcy Court approve certain pre-petition liabilities, such as employee wages and benefits and certain other pre-petition obligations. While the Debtors are subject to chapter 11, all transactions of the Debtors outside the ordinary course of business will require the prior approval of the Bankruptcy Court.

At the Initial Debtors Interview with the United States Trustee on November 21, 2006, it was agreed that the Debtors' Monthly Operating Report should consist of the following:

       o   Consolidating Schedule of Cash Receipts and Disbursements by
           Debtor.

       o List of all bank accounts detailing the bank, account description, account number, and month end book balance. Attestation that all bank reconciliations have been performed.

       o   Balance Sheets for Each Debtor.

       o   Schedules of the intercompany activity.

       o   Income Statements for each Debtor.(1)

       o Schedule of Post-Petition fiduciary taxes - Provide Attestation that all taxes are current.

       o   Schedule of Unpaid Post-Petition Debts.

       o   Schedule of Accounts Receivable and Aging.

       o   Debtor Questionnaire.



Monthly Operating Reports
-------------------------

After discussions with the US Trustee's office, the Debtors are undergoing a reconciliation process of, amongst other things, their intercompany claims, to ensure that the Debtors' financial reporting is as of the Petition Date (rather than as of September 30, 2006). The reconciliation process will require extensive efforts from the Debtors and will take time to complete. However, in the interest of maximum disclosure to all parties in these cases, the Debtors have decided to file this November Monthly Operating Report (and any other reports going forward, as due, until the reconciliation is complete) using information as of September 30, 2006. The Debtors will amend their monthly operating reports upon completion of the reconciliation.























------------------
(1) No income statement has been prepared for Sea Containers Caribbean Inc. since it has not traded in the last 12 months.



In re:  Sea Containers Limited                                                  Case No.:   06-1156 (KJC)
                                                                                           ---------------
                                                                                Reporting Dates:     November 1 - November 30, 2006

                                            Schedule of Cash Receipts and Disbursements

---------------------------------------------------------------------------------------------------------------------------

                                        JP Morgan         JP Morgan       JP Morgan       JP Morgan        JP Morgan
                                         A/C 704           A/C 702         A/C 705         A/C 501          A/C 705
---------------------------------------------------------------------------------------------------------------------------
Cash beginning of month                    $134,995.00           $0.00           $0.00       $81,841.00       $38,642.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Receipts
---------------------------------------------------------------------------------------------------------------------------
Cash Sales
---------------------------------------------------------------------------------------------------------------------------
Accounts Receivable                                                                                          $112,000.00
---------------------------------------------------------------------------------------------------------------------------
Loans and Advances
---------------------------------------------------------------------------------------------------------------------------
Sale of Assets
---------------------------------------------------------------------------------------------------------------------------
Foreign Exchange Revaluation
---------------------------------------------------------------------------------------------------------------------------
Interest Income
---------------------------------------------------------------------------------------------------------------------------
Sweep from SCS
---------------------------------------------------------------------------------------------------------------------------
Intra company sweep                        -$82,000.00  -$2,283,000.00                                      -$120,000.00
---------------------------------------------------------------------------------------------------------------------------
Income received from Ge Seaco                            $2,542,335.00
---------------------------------------------------------------------------------------------------------------------------
Container Rental                                                                             $38,338.00       $55,951.00
---------------------------------------------------------------------------------------------------------------------------
      Total Receipts                       -$82,000.00     $259,335.00           $0.00       $38,338.00       $47,951.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Disbursements
---------------------------------------------------------------------------------------------------------------------------
Net Payroll
---------------------------------------------------------------------------------------------------------------------------
Payroll Taxes
---------------------------------------------------------------------------------------------------------------------------
Sales, Use & Other Taxes
---------------------------------------------------------------------------------------------------------------------------
Inventory Purchases
---------------------------------------------------------------------------------------------------------------------------
Secured/Rental/Leases
---------------------------------------------------------------------------------------------------------------------------
Insurance
---------------------------------------------------------------------------------------------------------------------------
S, G & A costs                                 $380.00     $259,335.00                       $21,794.00       $26,546.00
---------------------------------------------------------------------------------------------------------------------------
Selling
---------------------------------------------------------------------------------------------------------------------------
Other (Attach list)
---------------------------------------------------------------------------------------------------------------------------
Bank Charges
---------------------------------------------------------------------------------------------------------------------------
Owner Draw*
---------------------------------------------------------------------------------------------------------------------------
Transfers (to DIP Accts)
---------------------------------------------------------------------------------------------------------------------------
Sweep movement
---------------------------------------------------------------------------------------------------------------------------
Professional Fees
---------------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees
---------------------------------------------------------------------------------------------------------------------------
Court Costs
---------------------------------------------------------------------------------------------------------------------------
Total Disbursements                            $380.00     $259,335.00           $0.00       $21,794.00       $26,546.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Net Cash Flow (Receipts Less
Disbursements)                             -$82,380.00           $0.00           $0.00       $16,544.00       $21.405.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

Cash End of Month                           $52,615.00           $0.00           $0.00       $98,385.00       $60,047.00
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Bank of        Bank of        Bank of
                                        JP Morgan        NatWest        Barclays        America        America       Scotland
                                         A/C 382         A/C 886        A/C 399         A/C 015        A/C 023       A/C USD01
----------------------------------------------------------------------------------------------------------------------------------
Cash beginning of month                   $40,700.00     $737,315.00         $27.00   $1,065,915.00         $0.00         $435.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Receipts
----------------------------------------------------------------------------------------------------------------------------------
Cash Sales
----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable
----------------------------------------------------------------------------------------------------------------------------------
Loans and Advances
----------------------------------------------------------------------------------------------------------------------------------
Sale of Assets
----------------------------------------------------------------------------------------------------------------------------------
Foreign Exchange Revaluation                  $78.00          $44.00                     $16,091.00
----------------------------------------------------------------------------------------------------------------------------------
Interest Income
----------------------------------------------------------------------------------------------------------------------------------
Sweep from SCS                                                                          $821,779.00
----------------------------------------------------------------------------------------------------------------------------------
Intra company sweep                                                                     $268,647.00  -$268,647.00
----------------------------------------------------------------------------------------------------------------------------------
Income received from Ge Seaco
----------------------------------------------------------------------------------------------------------------------------------
Container Rental                                                                                      $440,128.00
----------------------------------------------------------------------------------------------------------------------------------
      Total Receipts                          $78.00          $44.00          $0.00   $1,106,517.00   $171,481.00           $0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Disbursements
----------------------------------------------------------------------------------------------------------------------------------
Net Payroll
----------------------------------------------------------------------------------------------------------------------------------
Payroll Taxes
----------------------------------------------------------------------------------------------------------------------------------
Sales, Use & Other Taxes
----------------------------------------------------------------------------------------------------------------------------------
Inventory Purchases
----------------------------------------------------------------------------------------------------------------------------------
Secured/Rental/Leases
----------------------------------------------------------------------------------------------------------------------------------
Insurance
----------------------------------------------------------------------------------------------------------------------------------
S, G & A costs                                                                                          $5,928.00
----------------------------------------------------------------------------------------------------------------------------------
Selling
----------------------------------------------------------------------------------------------------------------------------------
Other (Attach list)
----------------------------------------------------------------------------------------------------------------------------------
Bank Charges
----------------------------------------------------------------------------------------------------------------------------------
Owner Draw*
----------------------------------------------------------------------------------------------------------------------------------
Transfers (to DIP Accts)
----------------------------------------------------------------------------------------------------------------------------------
Sweep movement
----------------------------------------------------------------------------------------------------------------------------------
Professional Fees
----------------------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees
----------------------------------------------------------------------------------------------------------------------------------
Court Costs
----------------------------------------------------------------------------------------------------------------------------------
Total Disbursements                            $0.00           $0.00          $0.00           $0.00     $5,928.00           $0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Net Cash Flow (Receipts Less
Disbursements)                                $78.00          $44.00          $0.00   $1,106,517.00   $165,553.00           $0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

Cash End of Month                         $40,778.00     $737,359.00         $27.00   $2,172,432.00   $165,553.00         $435.00
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------
                                        Bank of          Bank of
                                        Scotland        Scotland
                                        A/C 242          A/C 001
---------------------------------------------------------------------
Cash beginning of month                    $1,168.00           $0.00
---------------------------------------------------------------------

---------------------------------------------------------------------
Receipts
---------------------------------------------------------------------
Cash Sales
---------------------------------------------------------------------
Accounts Receivable
---------------------------------------------------------------------
Loans and Advances
---------------------------------------------------------------------
Sale of Assets
---------------------------------------------------------------------
Foreign Exchange Revaluation
---------------------------------------------------------------------
Interest Income
---------------------------------------------------------------------
Sweep from SCS
---------------------------------------------------------------------
Intra company sweep
---------------------------------------------------------------------
Income received from Ge Seaco
---------------------------------------------------------------------
Container Rental
---------------------------------------------------------------------
      Total Receipts                           $0.00           $0.00
---------------------------------------------------------------------

---------------------------------------------------------------------
Disbursements
---------------------------------------------------------------------
Net Payroll
---------------------------------------------------------------------
Payroll Taxes
---------------------------------------------------------------------
Sales, Use & Other Taxes
---------------------------------------------------------------------
Inventory Purchases
---------------------------------------------------------------------
Secured/Rental/Leases
---------------------------------------------------------------------
Insurance
---------------------------------------------------------------------
S, G & A costs
---------------------------------------------------------------------
Selling
---------------------------------------------------------------------
Other (Attach list)
---------------------------------------------------------------------
Bank Charges
---------------------------------------------------------------------
Owner Draw*
---------------------------------------------------------------------
Transfers (to DIP Accts)
---------------------------------------------------------------------
Sweep movement
---------------------------------------------------------------------
Professional Fees
---------------------------------------------------------------------
U.S. Trustee Quarterly Fees
---------------------------------------------------------------------
Court Costs
---------------------------------------------------------------------
Total Disbursements                            $0.00           $0.00
---------------------------------------------------------------------

---------------------------------------------------------------------
Net Cash Flow (Receipts Less
Disbursements)                                 $0.00           $0.00
---------------------------------------------------------------------

---------------------------------------------------------------------

Cash End of Month                          $1,168.00           $0.00
---------------------------------------------------------------------
* Compensation To Sole Proprietors For Services Rendered To Bankruptcy Estate.



In re:  Sea Containers Limited                                                  Case No.:   06-1156 (KJC)
                                                                                           ---------------
                                                                                Reporting Dates:     November 1 - November 30, 2006

                                            Schedule of Cash Receipts and Disbursements

---------------------------------------------------------------------------------------------------------------------------
                                         Societe           Societe        Commerce           JPMC            Marine
                                         Generale         Generale          Bank         SCL Deposit        Midland
                                         A/C N/A           A/C 032         A/C 282         A/C 706         A/C 298.2
---------------------------------------------------------------------------------------------------------------------------
Cash beginning of month                 $49,041,749.00       $2,719.00     $250,970.00       $32,148.00      $151,546.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Receipts
---------------------------------------------------------------------------------------------------------------------------
Cash Sales
---------------------------------------------------------------------------------------------------------------------------
Accounts Receivable
---------------------------------------------------------------------------------------------------------------------------
Loans and Advances
---------------------------------------------------------------------------------------------------------------------------
Sale of Assets
---------------------------------------------------------------------------------------------------------------------------
Foreign Exchange Revaluation                                    $80.00
---------------------------------------------------------------------------------------------------------------------------
Interest Income                            $213,834.00                          $20.00
---------------------------------------------------------------------------------------------------------------------------
Sweep from SCS
---------------------------------------------------------------------------------------------------------------------------
Intra company sweep                      $2,485,000.00
---------------------------------------------------------------------------------------------------------------------------
Income received from Ge Seaco
---------------------------------------------------------------------------------------------------------------------------
Container Rental                                                                                             -$12,509.00
---------------------------------------------------------------------------------------------------------------------------
      Total Receipts                     $2,698,834.00          $80.00          $20.00            $0.00      -$12,509.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Disbursements
---------------------------------------------------------------------------------------------------------------------------
Net Payroll
---------------------------------------------------------------------------------------------------------------------------
Payroll Taxes
---------------------------------------------------------------------------------------------------------------------------
Sales, Use & Other Taxes
---------------------------------------------------------------------------------------------------------------------------
Inventory Purchases
---------------------------------------------------------------------------------------------------------------------------
Secured/Rental/Leases
---------------------------------------------------------------------------------------------------------------------------
Insurance
---------------------------------------------------------------------------------------------------------------------------
S, G & A costs                                                                                  $125.00
---------------------------------------------------------------------------------------------------------------------------
Selling
---------------------------------------------------------------------------------------------------------------------------
Other (Attach list)
---------------------------------------------------------------------------------------------------------------------------
Bank Charges
---------------------------------------------------------------------------------------------------------------------------
Owner Draw*
---------------------------------------------------------------------------------------------------------------------------
Transfers (to DIP Accts)
---------------------------------------------------------------------------------------------------------------------------
Sweep movement
---------------------------------------------------------------------------------------------------------------------------
Professional Fees
---------------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees
---------------------------------------------------------------------------------------------------------------------------
Court Costs
---------------------------------------------------------------------------------------------------------------------------
Total Disbursements                              $0.00           $0.00           $0.00          $125.00            $0.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Net Cash Flow (Receipts Less
Disbursements)                           $2,698,834.00          $80.00          $20.00         -$125.00      -$12,509.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

Cash End of Month                       $51,740,583.00       $2,799.00     $250,990.00       $32,023.00      $139,037.00
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                         Bank of         Bank of           Barclays               Current Month
                                         Bermuda         Bermuda             Bank
                                        A/C 52590       A/C 5539         A/C INS & TEE         Actual       Projected
------------------------------------------------------------------------------------------------------------------------
Cash beginning of month                   $27,029.00       $1,865.00           $475,000.00  $52,084,064.00        $0.00
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Receipts
------------------------------------------------------------------------------------------------------------------------
Cash Sales                                                                                           $0.00
------------------------------------------------------------------------------------------------------------------------
Accounts Receivable                                                                            $112,000.00
------------------------------------------------------------------------------------------------------------------------
Loans and Advances                                                                                   $0.00
------------------------------------------------------------------------------------------------------------------------
Sale of Assets                                                                                       $0.00
------------------------------------------------------------------------------------------------------------------------
Foreign Exchange Revaluation                                                     $7,500.00      $23,793.00
------------------------------------------------------------------------------------------------------------------------
Interest Income                                                                                $213,854.00
------------------------------------------------------------------------------------------------------------------------
Sweep from SCS                                                                                 $821,779.00
------------------------------------------------------------------------------------------------------------------------
Intra company sweep                       -$5,000.00       $5,000.00                                 $0.00
------------------------------------------------------------------------------------------------------------------------
Income received from Ge Seaco                                                                $2,542,335.00
------------------------------------------------------------------------------------------------------------------------
Container Rental                                                                               $521,908.00
------------------------------------------------------------------------------------------------------------------------
      Total Receipts                      -$5,000.00       $5,000.00             $7,500.00   $4,235,669.00        $0.00
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Disbursements
------------------------------------------------------------------------------------------------------------------------
Net Payroll                                                                                          $0.00
------------------------------------------------------------------------------------------------------------------------
Payroll Taxes                                                                                        $0.00
------------------------------------------------------------------------------------------------------------------------
Sales, Use & Other Taxes                                                                             $0.00
------------------------------------------------------------------------------------------------------------------------
Inventory Purchases                                                                                  $0.00
------------------------------------------------------------------------------------------------------------------------
Secured/Rental/Leases                                                                                $0.00
------------------------------------------------------------------------------------------------------------------------
Insurance                                                                                            $0.00
------------------------------------------------------------------------------------------------------------------------
S, G & A costs                                            -$2,339.00                           $311,769.00
------------------------------------------------------------------------------------------------------------------------
Selling                                                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
Other (Attach list)                                                                                  $0.00
------------------------------------------------------------------------------------------------------------------------
Bank Charges                                                                                         $0.00
------------------------------------------------------------------------------------------------------------------------
Owner Draw*                                                                                          $0.00
------------------------------------------------------------------------------------------------------------------------
Transfers (to DIP Accts)                                                                             $0.00
------------------------------------------------------------------------------------------------------------------------
Sweep movement                                                                                       $0.00
------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                    $0.00
------------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                                          $0.00
------------------------------------------------------------------------------------------------------------------------
Court Costs                                                                                          $0.00
------------------------------------------------------------------------------------------------------------------------
Total Disbursements                            $0.00      -$2,339.00                 $0.00     $311,769.00        $0.00
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Net Cash Flow (Receipts Less
Disbursements)                            -$5,000.00       $7,339.00             $7,500.00   $3,923,900.00        $0.00
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

Cash End of Month                         $22,029.00       $9,204.00           $482,500.00  $56,007,964.00        $0.00
------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
                                        Cumulative Filing to date

                                              Actual           Projected
----------------------------------------------------------------------------
Cash beginning of month                      $52,084,064.00           $0.00
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Receipts
----------------------------------------------------------------------------
Cash Sales                                            $0.00
----------------------------------------------------------------------------
Accounts Receivable                             $112,000.00
----------------------------------------------------------------------------
Loans and Advances                                    $0.00
----------------------------------------------------------------------------
Sale of Assets                                        $0.00
----------------------------------------------------------------------------
Foreign Exchange Revaluation                     $23,793.00
----------------------------------------------------------------------------
Interest Income                                 $213,854.00
----------------------------------------------------------------------------
Sweep from SCS                                  $821,779.00
----------------------------------------------------------------------------
Intra company sweep                                   $0.00
----------------------------------------------------------------------------
Income received from Ge Seaco                 $2,542,335.00
----------------------------------------------------------------------------
Container Rental                                $521,908.00
----------------------------------------------------------------------------
      Total Receipts                          $4,235,669.00           $0.00
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Disbursements
----------------------------------------------------------------------------
Net Payroll                                           $0.00
----------------------------------------------------------------------------
Payroll Taxes                                         $0.00
----------------------------------------------------------------------------
Sales, Use & Other Taxes                              $0.00
----------------------------------------------------------------------------
Inventory Purchases                                   $0.00
----------------------------------------------------------------------------
Secured/Rental/Leases                                 $0.00
----------------------------------------------------------------------------
Insurance                                             $0.00
----------------------------------------------------------------------------
S, G & A costs                                  $311,769.00
----------------------------------------------------------------------------
Selling                                               $0.00
----------------------------------------------------------------------------
Other (Attach list)                                   $0.00
----------------------------------------------------------------------------
Bank Charges                                          $0.00
----------------------------------------------------------------------------
Owner Draw*                                           $0.00
----------------------------------------------------------------------------
Transfers (to DIP Accts)                              $0.00
----------------------------------------------------------------------------
Sweep movement                                        $0.00
----------------------------------------------------------------------------
Professional Fees                                     $0.00
----------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                           $0.00
----------------------------------------------------------------------------
Court Costs                                           $0.00
----------------------------------------------------------------------------
Total Disbursements                             $311,769.00           $0.00
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Net Cash Flow (Receipts Less
Disbursements)                                $3,923,900.00           $0.00
----------------------------------------------------------------------------

----------------------------------------------------------------------------

Cash End of Month                            $56,007,964.00           $0.00
----------------------------------------------------------------------------
* Compensation To Sole Proprietors For S




                                              The Following Section Must Be Completed
     -------------------------------------------------------------------------------------------------------------------------
     Disbursements For Calculating U.S. Trustee Quarterly Fees (From Current Month Actual Column
     -------------------------------------------------------------------------------------------------------------------------
     Total Disbursements                                                                                          $311,769.00
     -------------------------------------------------------------------------------------------------------------------------
        Less:  Transfers to Debtor in Possession Accounts                                                               $0.00
     -------------------------------------------------------------------------------------------------------------------------
        Plus:  Estate Disbursements Made By Outside Sources (i.e. From Escrow Accounts)                                 $0.00
     -------------------------------------------------------------------------------------------------------------------------
     Total Disbursements For Calculating U.S. Trustee Quarterly Fees                                              $311,769.00
     -------------------------------------------------------------------------------------------------------------------------



In re:  Sea Containers Services                                                 Case No.:   06-1156 (KJC)
                                                                                           ---------------
                                                                                Reporting Dates:     November 1 - November 30, 2006

                                        Schedule of Cash Receipts and Disbursements in $USD
                  (GBP) > $ $1.93           (Conversion rate: (GBP) = $1.93)
-----------------------------------------------------------------------------------------------------------------------------------
                                NatWest PLC     Barclays Bank   Bank of America   Bank of Scotland   Commerce Bank
                                  A/C 420          A/C 724          A/C 013           A/C 234           A/C 131
-----------------------------------------------------------------------------------------------------------------------------------
Cash beginning of month                  $0.00            $0.00       -$3,000.00          $3,504.00      $250,000.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Receipts
-----------------------------------------------------------------------------------------------------------------------------------
Foreign exchange                                                         -$45.54             $54.92
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable                                                  $347,201.21
-----------------------------------------------------------------------------------------------------------------------------------
Loans and Advances                                                   $232,812.04
-----------------------------------------------------------------------------------------------------------------------------------
Sale of Assets                                                        $23,839.36
-----------------------------------------------------------------------------------------------------------------------------------
Funding From SCL
-----------------------------------------------------------------------------------------------------------------------------------
Other (attach list)                                                      $343.54
-----------------------------------------------------------------------------------------------------------------------------------
Tax refund                                                           $882,195.28
-----------------------------------------------------------------------------------------------------------------------------------
   Total Receipts                        $0.00            $0.00    $1,486,345.89             $54.92            $0.00         $0.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Disbursements
-----------------------------------------------------------------------------------------------------------------------------------
Net Payroll                                                          $276,900.96
-----------------------------------------------------------------------------------------------------------------------------------
Payroll Taxes
-----------------------------------------------------------------------------------------------------------------------------------
Sales, Use & Other Taxes
-----------------------------------------------------------------------------------------------------------------------------------
Inventory Purchases
-----------------------------------------------------------------------------------------------------------------------------------
Secured/Rental/Leases
-----------------------------------------------------------------------------------------------------------------------------------
Pension                                                              $124,129.88
-----------------------------------------------------------------------------------------------------------------------------------
Administrative                                                       $180,115.32
-----------------------------------------------------------------------------------------------------------------------------------
Selling                                                               $23,407.04
-----------------------------------------------------------------------------------------------------------------------------------
Rates (Real Estate Tax)                                              $115,890.71
-----------------------------------------------------------------------------------------------------------------------------------
Other (Attach List)
-----------------------------------------------------------------------------------------------------------------------------------
Owner Draw*
-----------------------------------------------------------------------------------------------------------------------------------
Transfers (To DIP Accts)
-----------------------------------------------------------------------------------------------------------------------------------
Sweep to SCL                                                         $821,778.56
-----------------------------------------------------------------------------------------------------------------------------------
Professional Fees
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees
-----------------------------------------------------------------------------------------------------------------------------------
Court Costs
-----------------------------------------------------------------------------------------------------------------------------------
Total Disbursements                      $0.00            $0.00    $1,542,222.47              $0.00            $0.00         $0.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Net Cash Flow (Receipts
Less Disbursements)                      $0.00            $0.00      -$55,876.58             $54.92            $0.00         $0.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Cash End of Month                        $0.00            $0.00      -$58,876.58          $3,558.92      $250,000.00         $0.00
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                      Current Month          Cumulative Filing to date
                                  Actual        Projected             Actual             Projected
-----------------------------------------------------------------------------------------------------
Cash beginning of month           $250,504.00          $0.00               $250,504.00         $0.00
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Receipts
-----------------------------------------------------------------------------------------------------
Foreign exchange                        $9.38                                    $9.38
-----------------------------------------------------------------------------------------------------
Accounts Receivable               $347,201.21                              $347,201.21
-----------------------------------------------------------------------------------------------------
Loans and Advances                $232,812.04                              $232,812.04
-----------------------------------------------------------------------------------------------------
Sale of Assets                     $23,839.36                               $23,839.36
-----------------------------------------------------------------------------------------------------
Funding From SCL                        $0.00                                    $0.00
-----------------------------------------------------------------------------------------------------
Other (attach list)                   $343.54                                  $343.54
-----------------------------------------------------------------------------------------------------
Tax refund                        $882,195.28                              $882,195.28
-----------------------------------------------------------------------------------------------------
   Total Receipts               $1,486,400.81          $0.00             $1,486,400.81         $0.00
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Disbursements
-----------------------------------------------------------------------------------------------------
Net Payroll                       $276,900.96                              $276,900.96
-----------------------------------------------------------------------------------------------------
Payroll Taxes                           $0.00                                    $0.00
-----------------------------------------------------------------------------------------------------
Sales, Use & Other Taxes                $0.00                                    $0.00
-----------------------------------------------------------------------------------------------------
Inventory Purchases                     $0.00                                    $0.00
-----------------------------------------------------------------------------------------------------
Secured/Rental/Leases                   $0.00                                    $0.00
-----------------------------------------------------------------------------------------------------
Pension                           $124,129.88                              $124,129.88
-----------------------------------------------------------------------------------------------------
Administrative                    $180,115.32                              $180,115.32
-----------------------------------------------------------------------------------------------------
Selling                            $23,407.04                               $23,407.04
-----------------------------------------------------------------------------------------------------
Rates (Real Estate Tax)           $115,890.71                              $115,890.71
-----------------------------------------------------------------------------------------------------
Other (Attach List)                     $0.00                                    $0.00
-----------------------------------------------------------------------------------------------------
Owner Draw*                             $0.00                                    $0.00
-----------------------------------------------------------------------------------------------------
Transfers (To DIP Accts)                $0.00                                    $0.00
-----------------------------------------------------------------------------------------------------
Sweep to SCL                      $821,778.56                              $821,778.56
-----------------------------------------------------------------------------------------------------
Professional Fees                       $0.00                                    $0.00
-----------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees             $0.00                                    $0.00
-----------------------------------------------------------------------------------------------------
Court Costs                             $0.00                                    $0.00
-----------------------------------------------------------------------------------------------------
Total Disbursements             $1,542,222.47          $0.00             $1,542,222.47         $0.00
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Net Cash Flow (Receipts
Less Disbursements)               -$55,821.66          $0.00               -$55,821.66         $0.00
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

Cash End of Month                 $194,682.34          $0.00               $194,662.34         $0.00
-----------------------------------------------------------------------------------------------------
* Compensation To Sole Proprietors For Services Rendered To Bankruptcy Estate.




                                         The Folowing Section Muset Be Completed
-------------------------------------------------------------------------------------------------------------------------
Disbursements For Calculating U.S. Trustee Quarterly Fees (From Current Month Actual Column)**
-------------------------------------------------------------------------------------------------------------------------
Total Disbursements                                                                                        $1,542,222.47
-------------------------------------------------------------------------------------------------------------------------
   Less:  Transfers To Debtor In Possession Accounts                                                        -$821,778.56
-------------------------------------------------------------------------------------------------------------------------
   Plus:  Estate Disbursements Made By Outside Sources (i.e. From Escrow Accounts)                                 $0.00
-------------------------------------------------------------------------------------------------------------------------
Total Disbursements For Calculating U.S. Trustee Quarterly Fees                                              $720,443.91
-------------------------------------------------------------------------------------------------------------------------
** During this November reporting period, Sea Containers Services Ltd did not make any disbursements on behalf of Sea
Containers Ltd.


Reconciliation books to ledger                                         USD $0
------------------------------                                         ------
Cash in bank at the end of the month                              $194,682.34
Petty Cash                                                         $17,711.61
Foreign Translation adjustment on Commerce Bank $250,000           $10,810.55
                                                                 -------------
Balance per Sea Containers Services Financials 30 November 2006   $223,204.50
                                                                 =============

BANK RECONCILIATIONS
--------------------

The Debtors confirm and attest that all bank reconciliations have been performed for Sea Containers Ltd. and Sea Containers Services Ltd..

Bank reconciliations are not applicable to Sea Containers Caribbean Inc. because it does not have any bank accounts.


                                     SEA CONTAINERS LIMITED

                                          BALANCE SHEET

                                                                  Unaudited        Unaudited
                                                              ---------------  ----------------
                                                                November 30,     September 30,
                                                     Note           2006              2006
                                                  ----------- ---------------  ----------------
Assets
Current Assets
   Cash and cash equivalents                                  $  56,007,964    $   41,765,342
   Trade Receivables - less allowances for
   doubtful accounts
   of $1.773 million                                              1,917,770         1,239,265
   Due from related parties                           (4)         8,201,195         9,751,096
   Prepaid expenses and other current assets                      6,524,397         1,240,709
                                                              ---------------  ----------------
      Total current assets                                       72,651,326        53,996,412

Fixed assets, net                                     (5)                 -        56,726,547

Long-term equipment sales receivable, net             (5)                 -        17,467,972
Investment in group companies                         (2)                 -                 -
Intercompany receivables                              (3)                 -                 -
Investment in equity ownership interests              (6)       202,366,216       196,477,948
Other assets                                          (7)         3,378,541         5,298,877
                                                              ---------------  ----------------
Total assets                                          (1)      $278,396,083      $329,967,755
                                                              ===============  ================


(1) Sea Containers Ltd does not produce company only accounts. This statement of assets represents the Sea Containers Group's internal accounting, on an unaudited and uncertified basis. As of November 30, 2006, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. The certification and audit process may result in adjustments to the above stated assets.

(2) As the parent company for the Sea Containers Group, Sea Containers Ltd has an amount of $323,377,414 recorded in its books as an investment in subsidiary companies. Sea Containers Ltd is presently undergoing an exercise to ascertain the value contained within its subsidiaries that will become available to the shareholders of Sea Containers Ltd. Management's current view is that this investment is significantly impaired; therefore, whilst this exercise is underway, Sea Containers Ltd feels it appropriate to make full provision against the investment in subsidiaries.

(3) The Sea Containers Group has a highly complex intercompany matrix that involves a large number of amounts receivable and payable. These are held as gross figures within the individual company accounting records but are netted off for the purposes of external presentation. Sea Containers Ltd is in the process of evaluating all intercompany receivables and payables as part of its exercise to ascertain value held in subsidiary companies. Sea Containers Ltd has a net intercompany receivable from its direct and indirect subsidiaries of $591,161,521. This represents a gross intercompany payable of $1,159,171,743 and a gross intercompany receivable of $1,750,333,264. Full provision has been made against this net amount whilst the exercise to ascertain value is underway. It is possible that individual subsidiaries may have a claim against Sea Containers Ltd and the netting off exercise in Sea Containers Ltd's accounts is not prejudicial to any such claim that a subsidiary may have.

(4) The amounts due from related parties largely consist of an amount due from GE SeaCo. This amount represents the anticipated recovery from GE SeaCo on completion of an expected set-off agreement which is currently being negotiated between Sea Containers Ltd, Sea Containers Group companies and GE SeaCo and its affiliate companies.

(5) Fixed assets and long-term equipment sales receivable relate to containers. On October 3, 2006, Sea Containers Ltd transferred the majority of these containers to a Special Purpose Company wholly owned by Sea Containers Ltd to enable refinancing of the container fleet. These containers were transferred at Net Book Value. On October 12, 2006, the remaining assets were sold to a third party.

(6) This balance almost entirely consists of the carrying value of the Sea Containers Ltd's investment in GE SeaCo.

(7) $3.35 million of the Other Assets balance represent the unamortized part of capitalised finance costs in relation to certain of the Sea Containers Ltd's Senior loan notes that were outstanding at November 30, 2006.


                                     SEA CONTAINERS LIMITED

                                          BALANCE SHEET

                                                                  Unaudited        Unaudited
                                                              ---------------  ----------------
                                                                November 30,     September 30,
                                                     Note           2006              2006
                                                  ----------- ---------------  ----------------
Liabilities and shareholders' equity
Current liabilities
   Accounts payable                                           $   2,809,381    $    1,013,982
   Accrued expenses                                              29,436,083        24,117,831
   Current portion of long-term debt                  (11)       26,795,063        34,936,583
   Current portion of senior notes                              385,069,151       384,706,801
                                                              ---------------  ----------------
      Total current liabilities                                 444,109,678       444,775,198

Total shareholders' equity                            (10)     (163,926,553)     (114,807,443)
                                                              ---------------  ----------------
Total liabilities and shareholders' equity         (8), (9)   $ 280,183,125    $  329,967,755
                                                              ===============  ================


(8) Sea Containers Ltd does not produce company only accounts. This statement of liabilities and shareholder's equity represents Sea Containers Group's internal accounting, on an unaudited and uncertified basis. As of November 30, 2006, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 31, 2006. The certification and audit process may result in adjustments to the above stated liabilities and shareholder's equity.

(9) The United Kingdom government's Pensions Regulator (which regulates employment-based pension plans in the UK and aims to protect the benefits of members of UK pension plans) has issued notices to Sea Containers Ltd on October 19, 2006 warning that the Regulator is considering exercising its powers to issue financial support directions ("FSDs") to Sea Containers Ltd under relevant UK pensions legislation, in respect of the Sea Containers 1983 Pension Scheme (the "1983 Scheme") and the Sea Containers 1990 Pension Scheme (the "1990 Scheme") (together the "Schemes").

These are multi-employer defined benefit pension plans of Sea Containers Services Ltd., a UK indirect subsidiary of the Sea Containers Ltd. If FSDs are issued to Sea Containers Ltd, it may be liable to make a financial contribution to one or both of the Schemes which may be greater than the sum payable by Sea Containers Ltd in respect of pension liabilities under the terms of a support agreement between Sea Containers Ltd and Sea Containers Services Ltd. entered into in 1989 under which the UK subsidiary provides administrative services to the Sea Containers Group and other subsidiaries and is indemnified by Sea Containers Ltd for the cost of those services.

The Trustees of the Schemes or their actuary have advised Sea Containers Ltd that their current estimates of the cost of winding up the Schemes, including the cost of purchasing annuities to pay projected benefit obligations to Scheme participants, would be approximately (GBP)107 million ($201 million) for the 1983 Scheme (after giving effect to the withdrawal of a GE SeaCo SRL subsidiary from the 1983 Scheme) and approximately (GBP)27 million ($51 million) for the 1990 Scheme. These values are subject to revision.

Because the Schemes are multi-employer plans, the liabilities under them are shared among the participating companies. Sea Containers Ltd cautions, however, that these estimated costs have not been agreed by Sea Containers Ltd and that no FSDs have been issued. Sea Containers Ltd is considering its reply to the Regulator's warning notices and does not accept that it is reasonable or appropriate for the Regulator to issue FSDs.

(10) Shareholders' Equity is calculated after all adjustments that have been noted in notes (1) to (9) above. In particular, the treatment of investments in group companies and net intercompany receivables as discussed in notes (3) and (4) have a material effect on Shareholders' Equity. Any adjustment to this policy which may arise on completion of the exercise to ascertain value held in subsidiary companies and the associated evaluation of intercompany receivables and payables may have a material impact on Shareholders' Equity as stated.

(11) The Current portion of long term debt consists of loans from HSH Nordbank, for a ship acquisition and Silverpoint, who made certain payments on behalf of Sea Containers Ltd to shareholders of another company.


                                     SEA CONTAINERS LIMITED

                                     STATEMENT OF OPERATIONS

                                                                Unaudited          Unaudited
                                                           ------------------ -------------------
                                                             One Month Ended   Two Months Ended
                                                    Note    November 30, 2006  November 30, 2006
                                                  -------- ------------------ -------------------

Revenue                                             (12)    $      1,342,882   $       4,281,671

Costs and expenses:
   Operating costs                                                    27,402             434,943
   Selling, general and administrative expenses                   (4,183,914)        (12,744,437)
   Reorganisation costs                             (14)                   -                   -
   Charges to provide against intercompany accounts (13)           7,044,011         (32,586,323)
   Depreciation & amortization                                             -              58,700
                                                           ------------------ -------------------
   Total costs and expenses                                        2,887,499         (44,837,117)
                                                           ------------------ -------------------

Loss on sale of assets                                                     -          (1,681,276)
                                                           ------------------ -------------------

Operating income (loss)                                            4,230,381         (42,236,722)

Other income (expense)
   Interest income                                                   218,643             360,215
   Foreign exchange gains or (losses)                                 23,237              50,112
   Interest expense, net of capitalized interest                  (3,483,956)         (8,038,493)
                                                           ------------------ -------------------

Income (loss) before taxes                                           988,304         (49,864,888)
Income tax expense                                                  (100,000)           (200,000)
                                                           ------------------ -------------------
Net profit (loss)                                   (11)    $        888,304   $     (50,064,888)
                                                           ================== ===================


(11) Sea Containers Ltd does not produce company only accounts. This statement of operations represents the Sea Containers Group's internal accounting, on an unaudited and uncertified basis. As of November 30, 2006, Sea Containers Group has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. The certification and audit process may result in adjustments to the above stated net loss.

(12) Revenue includes $3,366,000 in respect of Sea Containers Ltd's equity interest in GE SeaCo, $135,000 in respect of the Sea Containers Ltd's share of the losses incurred by Speedlines in which Sea Containers Ltd has an equity interest and a refund of Chassis rental income accounted for in prior years of $1,888,000 which has now been credited to Sea Containers America Inc.

(13) Sea Containers Ltd policy prior to the bankruptcy filing date was to make provisions for the net receivable due from subsidiary companies of Sea Containers Ltd. The provision for charges noted above relates to decreases in the net receivable balance due from Sea Containers Ltd's subsidiary companies in the month. The movement in the net receivable balance largely arose from foreign exchange movements between the company and non US dollar dominated companies.

(14) As at November 30, 2006 no professional fees have been paid because professionals in the case have not yet had their fee applications approved by the bankruptcy court.


                                     SEA CONTAINERS SERVICES

                                          BALANCE SHEET

                                                                  Unaudited        Unaudited
                                                              ---------------  ----------------
                                                                November 30,     September 30,
                                                     Note           2006              2006
                                                  ----------- ---------------  ----------------
Assets
Current Assets
   Cash and cash equivalents                                  $     223,206    $       11,126
   Trade Receivables                                                259,095           878,582
   Due from related parties                                       5,890,102         3,950,785
   Prepaid expenses and other current assets                      5,133,000         2,731,517
                                                              ---------------  ----------------
      Total current assets                                       11,505,404         7,572,010

Fixed assets, net                                                 3,280,027         3,547,684

Investments                                                       2,596,646         2,515,921
Intercompany receivables                           (2)           44,617,812        45,799,756
Other assets                                                         12,707            15,823
                                                              ---------------  ----------------
Total assets                                       (1)        $  62,012,595    $   59,451,195
                                                              ===============  ================


(1)This statement of assets reflects Sea Containers Group's internal accounting, on an unaudited and uncertified basis. As of November 30, 2006, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, and September 30, 2006. The certification and audit process may result in adjustments to the above stated assets. The foreign exchange rate used to translate November 30, 2006 and October 31, 2006 was $1.93 and $1.90 respectively.

(2) Sea Containers Services Ltd. has net intercompany receivables of $44,617,812. This represents gross intercompany receivables of $116,754,495 and gross intercompany payables of $72,136,681. The Sea Containers Group has a highly complex intercompany accounting process. The Sea Containers Group is currently in the process of evaluating all intercompany receivables and payables as part of its exercise to ascertain value held in subsidiary companies. Whilst this exercise remains ongoing Sea Containers Services Ltd. regards it as appropriate to reflect the full intercompany receivables and payables within its Balance Sheet on a net basis but it is possible that a full or partial provision against its intercompany balances will be required on completion of the evaluation.


                                     SEA CONTAINERS SERVICES

                                          BALANCE SHEET

                                                                  Unaudited        Unaudited
                                                              ---------------  ----------------
                                                                November 30,     September 30,
                                                     Note           2006              2006
                                                  ----------- ---------------  ----------------
Liabilities and shareholders' equity
Current liabilities
   Accounts payable                                           $   2,806,523    $    4,099,044
   Accrued expenses                                               6,109,750         4,253,855
   Current portion of long-term debt                              1,660,779         1,979,002
                                                              ---------------  ----------------
      Total current liabilities                                  10,577,051        10,331,901

Total shareholders' equity                                       51,435,544        49,119,294
                                                              ---------------  ----------------
Total liabilities and shareholders' equity         (3), (4)   $  62,012,595    $   59,451,195
                                                              ===============  ================


(3) This statement of liabilities reflects Sea Containers Group's internal accounting, on an unaudited and uncertified basis. As of November 30, 2006, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. The certification and audit process may result in adjustments to the above stated liabilities.

(4) The United Kingdom government's Pensions Regulator (which regulates employment-based pension plans in the UK and aims to protect the benefits of members of UK pension plans) has issued notices to Sea Containers Ltd. on October 19, 2006 warning that the Regulator is considering exercising its powers to issue financial support directions ("FSDs") to Sea Containers Ltd. under relevant UK pensions legislation, in respect of the Sea Containers 1983 Pension Scheme (the "1983 Scheme") and the Sea Containers 1990 Pension Scheme (the "1990 Scheme") (together the "Schemes").

These are multi-employer defined benefit pension plans of Sea Containers Services Ltd., a UK subsidiary of Sea Containers Ltd. If FSDs are issued to Sea Containers Ltd., it may be liable to make a financial contribution to one or both of the Schemes which may be greater than the sum payable by Sea Containers Ltd. in respect of pension liabilities under the terms of a support agreement between Sea Containers Ltd and Sea Containers Services Ltd. entered into in 1989 under which the UK subsidiary provides administrative services to Sea Containers Ltd. and other subsidiaries and is indemnified by Sea Containers Ltd. for the cost of those services.

The Trustees of the Schemes or their actuary have advised Sea Containers Ltd. that their current estimates of the cost of winding up the Schemes, including the cost of purchasing annuities to pay projected benefit obligations to Scheme participants, would be approximately (GBP)107 million ($201 million) for the 1983 Scheme (after giving effect to the withdrawal of a GE SeaCo SRL subsidiary from the 1983 Scheme) and approximately (GBP)27 million ($51 million) for the 1990 Scheme. These values are stated as at 31 December 2005 and are subject to revision.

Because the Schemes are multi-employer plans, the liabilities under them are shared among the participating companies. Sea Containers Ltd. cautions, however, that these estimated costs have not been agreed by Sea Containers Ltd. and that no FSDs have been issued. Sea Containers Ltd. is considering its reply to the Regulator's warning notices and does not accept that it is reasonable or appropriate for the Regulator to issue FSDs.


                                      SEA CONTAINERS SERVICES

                                      STATEMENT OF OPERATIONS

                                                                Unaudited          Unaudited
                                                           ------------------ -------------------
                                                             One Month Ended   Two Months Ended
                                                    Note    November 30, 2006  November 30, 2006
                                                  -------- ------------------ -------------------

Revenue                                                     $        418,420   $       4,299,411

Costs and expenses:
   Operating costs                                                         -                   -
   Selling, general and administrative expenses     (6)               38,281          (3,327,190)
   Reorganisation costs                             (7)                    -                   -
   Other charges                                                           -                   -
   Depreciation & amortization                                      (102,752)           (231,413)
                                                           ------------------ -------------------
   Total costs and expenses                                          (64,470)         (3,558,603)
                                                           ------------------ -------------------

Gain on sale of assets                                                     -              42,273
                                                           ------------------ -------------------

Operating (loss) income                                              353,950             783,082

Other income (expense)
   Interest income                                                         -                  13
   Foreign exchange gains or (losses)                                (35,864)            (35,667)
   Interest expense, net of capitalized interest                      (2,537)            (13,789)
                                                           ------------------ -------------------

Income (loss) before taxes                                           315,549             733,629
Income tax expense                                                         -                   -
                                                           ------------------ -------------------
Net income                                          (5)     $        315,549   $         733,629
                                                           ------------------ -------------------


(5) This statement of operations reflects Sea Containers Group's internal accounting, on an unaudited and uncertified basis. As of November 30, 2006, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. The certification and audit process may result in adjustments to the above stated net income.

(6) Selling, general and administrative expenses include credit notes totalling $3,749,538 issued by some of the company's professional advisors in respect of invoices issued in October. These costs have now been invoiced to Sea Containers Ltd, the company's ultimate parent.

(7) As at November 30, 2006, no professional fees have been paid because professionals in the case have not yet had their fee applications approved by the bankruptcy court.


                           SEA CONTAINERS CARIBBEAN

                                BALANCE SHEET

                                                                  Unaudited        Unaudited
                                                              ---------------  ----------------
                                                                November 30,      October 31,
                                                     Note           2006              2006
                                                  ----------- ---------------  ----------------
Assets
Current Assets
   Cash and cash equivalents                                $              -   $             -
   Deferred tax                                                            -                 -
   Due from related parties                                                -                 -
   Prepaid expenses and other current assets                               -                 -
                                                              ---------------  ----------------
      Total current assets                                                 -                 -

Fixed assets, net                                                          -                 -

Investments                                                                -                 -
Intercompany receivables                                                   -                 -
Other assets                                                               -                 -
                                                              ---------------  ----------------
Total assets                                          (1)   $              -   $             -
                                                              ===============  ================


(1) This statement of assets represents Sea Containers Group's internal accounting, on an unaudited and uncertified basis. As of November 30, 2006, Sea Containers Group has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. The certification and audit process may result in adjustments to the above stated assets. Sea Containers Caribbean Inc has not traded in the last twelve months.


                                    SEA CONTAINERS CARIBBEAN

                                          BALANCE SHEET

                                                                  Unaudited        Unaudited
                                                              ---------------  ----------------
                                                                November 30,      October 31,
                                                     Note           2006              2006
                                                  ----------- ---------------  ----------------
Liabilities and shareholders' equity
Current liabilities
   Accounts payable                                         $     3,530,094    $    3,530,094
   Accrued expenses                                                                         -
   Current portion of long-term debt                                                        -
                                                              ---------------  ----------------
      Total current liabilities                                   3,530,094         3,530,094

Total shareholders' equity                                       (3,530,094)       (3,530,094)
                                                              ---------------  ----------------
Total liabilities and shareholders' equity            (2)   $             -    $            -
                                                              ===============  ================


(2) This statement of liabilities represents Sea Container Group's internal accounting, on an unaudited and uncertified basis. As of November 30, 2006, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. The certification and audit process may result in adjustments to the above stated liabilities. The Company has not traded in the last twelve months.


SCL Intercompany Balance As At
                                            November 30           October 31.
                                                   2006                  2006              Movement
                                                      $                     $                     $
Receivable

SC British Isles                         118,108,832.85        116,545,639.05          1,563,193.80
SC Italia                                 13,466,165.00         13,466,165.00                     -
SC Services                               71,095,578.01         76,536,834.97        (5,441,256.96)
West Australia Line                        1,222,855.12          1,222,855.12                     -
Ferry & Port Holdings                    859,919,682.57        846,965,450.69         12,954,231.88
SC Finland (Ex Silja Holdings)            12,076,751.88         11,994,063.61             82,688.27
Silja OYB                                             -                     -                     -
SC America Inc.                            8,110,045.24          8,196,197.21           (86,151.97)
CMCI                                       2,611,781.45          2,611,781.45                     -
SC Asia Pte                                  668,397.05            668,397.05                     -
IOMSPCO (SeaCat 27)                       21,710,981.22         21,710,981.22                     -
Balance transfer to be cleared                        -                     -                     -
IRS NZ                                                                      -                     -
SC Australia                               7,902,610.06          7,902,610.06                     -
Cooltainers                                  138,098.10            138,098.10                     -
SPC                                      270,062,343.96        270,447,995.48          (385,651.52)
SC Brasilia                               10,383,345.74         10,383,345.74                     -
Mobilbox                                         182.00                182.00                     -
Strider 2                                  4,222,504.02          4,222,504.02                     -
Vessel Holdings 3                          7,644,985.16          7,644,985.16                     -
Strider 1                                             -                     -                     -
Strider 9                                  1,938,177.59          1,938,177.59                     -
Strider 10                                 8,821,179.07          8,821,179,07                     -
Technitank                                   600,000.00            600,000.00                     -
Boxer 2                                    2,731,302.40          2,731,302.40                     -
Boxer 3                                   13,419,698.26         13,419,698.26                     -
Contender 1                               36,712,497.88         36,712,497.88                     -
Pacifica Ship Management                     196,459.99            196,459.99                     -
Nagara Tam                                   854,523.79            854,523.79                     -
Nagara Ltd                                 1,052,674.81          1,052,674.81                     -
Seafast Management Services                   63,964.94             63,964.94                     -
Paulista Containers                       25,337,820.02         25,334,580.84              3,239.18
Brasiluvas Agricola                        3,207,530.57          3,207,530.57                     -
SC Properties                             10,217,854.10         10,217,854.10                     -
Vessel Holdings                            2,390,776.55          2,390,776.55                     -
SeaCat 3                                           0.11                  0.11                     -
SeaCat 4                                  18,094,927.27         18,094,927.27                     -
SC Mauritius                                  52,101.57             52,101.57                     -
Super SeaCat 1                            20,149,776.48         20,332,211.56          (182,435.08)
Super SeaCat 2                            25,726,284.76         25,554,692.59            171,592.17
Super SeaCat 3                             8,373,317.60          8,385,977.60           (12,660.00)
Super SeaCat 4                            12,814,374.88         12,814,374.88                     -
SeaCat Ltd                                18,424,420.01         18,418,966.57              5,453.44
SeaCat 6                                  11,825,357.16         11,825,357.16                     -
SeaCat 7                                  24,448,616.18         24,448,616.18                     -
SC Ropax                                   3,310,671.02          3,310,671.02                     -
SC Finance Ireland                         2,462,655.32          2,462,655.32                     -
SC Opera                                  57,037,396.41         56,728,109.69            309,286.72
SC Finnjet                                20,260,748.08         20,260,748.08                     -
SC Treasury                               10,463,000.00         10,463,000.00                     -
                                    --------------------  --------------------     -----------------
                                       1,750,333,246.25      1,741,351,716.32          8,981,529.93
                                    ====================  ====================     =================


                                                  15



SCL Intercompany Balance As At
                                            November 30           October 31.
                                                   2006                  2006              Movement
                                                      $                     $                     $
Payable

Super SeaCat Italia                            (130.02)              (130.02)                     -
SC Italia Holdings                          (66,621.02)           (66,621.02)                     -
Hart Fenton                                           -           (11,453.13)             11,453.13
SC Chartering                                   (62.49)               (64.48)                  1.99
Yorkshire Marine Containers             (11,534,064.05)       (11,354,777.66)          (179,286.39)
Illustrated London News                 (19,385,390.94)       (19,084,038.56)          (301,352.38)
Silja Services                          (18,308,919.17)       (18,308,919.17)                     -
Liverpool Dublin                                (40.95)               (40.32)                (0.63)
Hoverspeed                                       (0.10)                (0.09)                (0.01)
Hoverspeed GB                              (277,219.18)          (272,910.06)            (4,309.12)
SC UK                                  (982,530,050.66)      (967,257,699.21)       (15,272,351.45)
Burginhall 818                              (38,601.93)           (38,001.91)              (600.02)
SeaCo Parts Inc.                           (400,369.70)          (400,369.70)                     -
SC Ports & Ferries                      (80,680,291.86)       (80,680,291.86)                     -
SC Iberia                                (5,577,399.43)        (5,606,801.39)             29,401.96
Contender 2                              (5,116,079.45)        (5,116,079.45)                     -
Atlantic Maritime Services               (2,591,280.21)        (2,591,280.21)                     -
Marine Container Insurance              (11,813,726.72)       (11,761,726.72)           (52,000.00)
Societe Bananiere De Motobe              (1,532,742.94)        (1,532,742.94)                     -
SC Holdings                            (17,599,8910.20)       (17,326,240.47)          (273,569.73)
SeaCat 2                                 (1,697,563.54)        (1,697,563.54)                     -
Freight Containers India                          17.83                 17.83                     -
SCL Activities                              (21,379.00)           (38,340.90)             17,071.90
                                    --------------------  --------------------     -----------------
                                      (1,159,171,725.73)    (1,143,146,184.98)       (16,025,540.75)
                                    --------------------  --------------------     -----------------

Net                                      591,161,520.52        598,205,531.34         (7,044,010.82)
                                    --------------------  --------------------     -----------------



SCS Intercompany Balance As At

                                     November 30, 2006       October 31,           (GBP) > $ 1.93
                                                 (GBP)              2006          Movement          Movement
                                                                   (GBP)             (GBP)             (GBP)
                                                                              (payable up)      (payable up)

Receivable

SC British Isles                            23,789,378        23,789,378                 0                 0
Ferry & Port Holdings                       22,158,080        22,053,474           104,605           201,888
ILN                                          6,615,721         6,463,700           152,022           293,402
YMCL                                         4,828,380         4,796,803            31,577            60,943
Hart Fenton                                  1,076,802         1,061,869            14,933            28,821
SC Asia Pte                                    551,643           546,643             5,000             9,650
Periandros                                     470,528           463,861             6,667            12,867
Newhaven Marina                                192,714           192,714                 0                 0
SC House Management                            117,949           101,949            16,000            30,880
SC America Inc.                                 29,112            29,112                 0                 0
Brasiluvas                                      16,666             8,333             8,333            16,083
Insurance Premiums to be recharged             647,583           691,925          (44,342)          (85,579)

                                        ---------------   ---------------     -------------      ------------
                                            60,494,556        60,199,760           294,796           568,955
                                        ---------------   ---------------     -------------      ------------


Payable

SCL                                       (35,922,480)      (40,734,105)         4,811,625         9,286,436
SC Property Services                       (1,404,605)       (1,441,742)            37,136            71,673
Fairways & Swinford                           (49,433)          (86,522)            37,090            71,583

                                        ---------------   ---------------     -------------      ------------
                                          (37,376,518)       42,262,369)         4,885,851         9,429,692
                                        ---------------   ---------------     -------------      ------------

                                        ---------------   ---------------     -------------      ------------
                                            23,118,038        17,937,391         5,180,646         9,998,647
                                        ===============   ===============     =============      ============


TAX PAYMENT ATTESTATION
-----------------------

Taxes
-----

Pursuant to the Exempted Undertakings Tax Protection Act (Bermuda) 1966, Sea Containers Ltd., a company incorporated under the laws of Bermuda, is not subject to any tax on profits or income, or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance.

Sea Containers Services Ltd. has paid post-petition tax payments as due.



Payroll Taxes Withheld and Paid
-------------------------------

All payroll taxes of Sea Containers Services Ltd. have been fully paid for the period covered by this report.



STATEMENT REGARDING INSURANCE POLICIES
--------------------------------------

All insurance policies for the Debtors have been fully paid for the period covered by this report, including workers compensation and disability insurance.

In Re:  Sea Containers Limited           Case No.            06-11156 (KJC)
         ---------------------                              -------------------

                                         Reporting Date:     November 30, 2006
                                                            -------------------

--------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging
--------------------------------------------------------------------------------
                                                                        $
Total accounts receivable at the beginning of the reporting         2,970,745.46
period
   Add   Amounts billed during the period                           1,156,039.05
   Less  Amounts collected during the period                        (747,793.02)
   Other movements                                                    312,406.97
                                                                 ---------------
Total accounts receivable at the end of the reporting period        3,691,398.46
                                                                 ---------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Accounts Receivable Aging
--------------------------------------------------------------------------------

0 - 30   days old                                                     958,857.46
31 - 60  days old                                                   1,203,407.00
61 - 90  days old                                                     881,337.00
91+         days old                                                  647,797.00
Total Accounts receivable                                           3,691,398.46
Amounts considered uncollectible (net)                            (1,773,628.00)
Accounts receivable net                                             1,917,770.46
--------------------------------------------------------------------------------

In Re:  Sea Containers Services          Case No.            06-11156 (KJC)
         ----------------------                             -------------------

                                         Reporting Date:     November 30, 2006
                                                            -------------------


--------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging
--------------------------------------------------------------------------------
                                                                        $
Total accounts receivable at the beginning of the reporting           475,166.00
period
   Add   Amounts billed during the period                             123,626.15
   Less  Amounts collected during the period                        (347,201.21)
   Other movements (foreign exchange)                                   7,503.84
Total accounts receivable at the end of the reporting period     ---------------
                                                                      259,094.78
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Accounts Receivable Aging
--------------------------------------------------------------------------------

0 - 30   days old                                                     123,626.15
31 - 60  days old                                                     135,468.63
61 - 90  days old                                                              -
91+      days old                                                              -
Total Accounts receivable                                             259,094.78
Amounts considered uncollectible (net)                                         -
Accounts receivable net                                               259,094.78
--------------------------------------------------------------------------------

Sea Containers Ltd
Post Petition Aged Creditors listing
As at November 30, 2006

                                             Number of days past due
                                     Current                               Total
                                           $      0 - 30     31 - 60           $

Accounts Payable                      82,610           -           -      82,610
                                      ======      ======     =======      ======


The Debtors intend to pay all invoices current pursuant to their ordinary terms.

Sea Containers Services Ltd
Post Petition Aged Creditors listing
As at November 30, 2006

                                             Number of days past due
                                     Current                               Total
                                           $      0 - 30     31 - 60           $

Accounts Payable                     867,485           -           -     867,485
                                     =======      ======     =======     =======


The Debtors intend to pay all invoices current pursuant to their ordinary terms.


DEBTORS QUESTIONNAIRE

--------------------------------------------------------------------------------------------------------
Must be completed each month                                                  Yes                No
--------------------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside normal course of business
this reporting period?  If yes, provide an explanation below.                                     X
--------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
explanation below.                                                                                X
--------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?  If no,
provide an explanation below.                                                  X
--------------------------------------------------------------------------------------------------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect?  If no, provide an explanation below.                     X
--------------------------------------------------------------------------------------------------------







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